UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2026

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Summit Therapeutics Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of nine directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, and (iv) the approval of an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock issuable under the Plan by 8,000,000 shares.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1
Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes
Robert W. Duggan	636,409,964	10,761,538	30,576,341
Mahkam Zanganeh	637,405,433	9,766,069	30,576,341
Manmeet Soni	636,690,652	10,480,850	30,576,341
Kenneth A. Clark	622,127,920	25,043,582	30,576,341
Robert Booth	646,257,923	913,579	30,576,341
Alessandra Cesano	646,263,718	907,784	30,576,341
Yu (Michelle) Xia	636,028,876	11,142,626	30,576,341
Mostafa Ronaghi	646,570,238	601,264	30,576,341
Jeff Huber	646,659,701	511,801	30,576,341

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2026	677,302,337	85,284	360,222	—

Proposal 3	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote to approve the compensation of named executive officers	622,624,328	24,445,791	101,383	30,576,341

Proposal 4	For	Against	Abstain	Broker Non-Votes
Approval of an amendment to the Plan to increase the number of shares of the Company's common stock issuable under the Plan by 8,000,000 shares	619,799,393	27,247,910	124,199	30,576,341

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: June 12, 2026	By:	/s/ Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and Director
(Principal Financial Officer)